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                                                                Exhibit 4(f)(iv)

                              CERTIFICATE OF TRUST
                                       OF
                       NEW YORK COMMUNITY CAPITAL TRUST IV

     This Certificate of Trust of New York Community Capital Trust IV ("Trust") is being duly executed and filed by the undersigned trustees to form a business trust under the Delaware Business Trust Act (12 Del. C.(S)3801 et seq.) (the
                                                ---  -         -- ---
"Act").


            1. Name. The name of the business trust formed hereby is New York
               ----
               Community Capital Trust IV.

            2. Delaware Trustee. The name and business address of the trustee of
               ----------------
               the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811 of the Act.

                               WILMINGTON TRUST COMPANY, not in its
                               individual capacity but solely as Trustee


                               By: /s/ Donald G. MacKelcan
                                  ------------------------------------------
                                     Name: Donald G. MacKelcan
                                     Title: Vice President


                               /s/ Joseph R. Ficalora
                               ---------------------------------------------
                               Joseph R. Ficalora, not in his
                               individual capacity but as Administrative Trustee


                               /s/ Robert Wann
                               ---------------------------------------------
                               Robert Wann, not in his
                               individual capacity but as Administrative Trustee


                               /s/ Thomas R. Cangemi
                               ---------------------------------------------
                               Thomas R. Cangemi, not in his
                               individual capacity but as Administrative Trustee